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                                                                   EXHIBIT 10.12

                               ESCROW AGREEMENT

     ESCROW AGREEMENT dated as of this 9th day of December, 1998 by and among PTN Media, Inc., a Delaware Corporation (the "Corporation"), HORNBLOWER & WEEKS, INC., a Georgia Corporation ("HORNBLOWER"), and AMERICAN STOCK TRANSFER & TRUST COMPANY, a New York Corporation (the "Agent").

                                  WITNESSETH :

         WHEREAS, the Corporation is offering 400,000 shares of common stock (the "Offering"), pursuant to a Prospectus dated September 18, 1998 as amended or supplemented from time to time (the "Prospectus") in accordance with the registration provisions of the Securities Act of 1933;

         WHEREAS, the Prospectus provides that:

         a. The Offering will commence immediately and will continue until the earlier to occur of (i) the sale of all the Offering or (ii) January 31, 1999 (the "Offering Period):

         b. When Hornblower & Weeks, Inc. and the Corporation agree, the Corporation will conduct a closing (the "Closing") on the sale of such Shares. Subsequent closings may be held at the discretion of the Corporation with respect to additional sales of Shares up to the Maximum Offering during the Offering Period, any of which Closings may be held up to fourteen (14) days thereafter;

         c. Tendered subscriptions for all Shares shall be subject to acceptance by the Corporation, which subscriptions may be rejected in the sole discretion of the Corporation and Hornblower acting in good faith, or for any other reason in the sole discretion of either the Corporation or Hornblower; and

         d. Proceeds from the sale of the Shares shall be held in escrow by the Agent pending a Closing on the Shares, and disbursed upon such Closing; and if no such Closing is conducted, then such funds shall be returned to the subscribers, without interest to the extent obtained by the Corporation, after the termination of the Offering Period (the "Termination Date").

         NOW, THEREFORE, in consideration of the mutual promises herein contained and intending to be legally bound, the parties hereby agree as follows:

1. Appointment of Agent. The Corporation hereby appoints American Stock Transfer & Trust Company of New York as escrow agent in accordance with the terms and condition set forth herein, and the Agent hereby accepts such appointment.

2. Delivery of Subscription Proceeds. All checks, drafts, or other instruments received from subscribers for the Shares will be delivered by the Corporation to the Agent, made payable to "American Stock Transfer & Trust Company", Special Account Re: PTN Media, Inc., as to each subscriber, his name, address, social security number or employer identification number, number of Shares subscribed for, and the amount paid in connection with such subscription. The Agent is hereby empowered on behalf of the Corporation to endorse and collect all checks, drafts, or other instruments received on account of subscriptions for Shares.


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3. Agent to Hold and Disburse Funds. The Agent will hold and disburse all funds received by it pursuant to the terms of this Escrow Agreement, as follows;

3.1 In the event that prior to the Termination Date the Agent has received funds (and such funds are cleared within fourteen (14) days of the Termination Date) and Hornblower and the Corporation determine to hold a closing, on the date of such Closing (the "Closing Date"), pursuant to written instructions signed by the Corporation and Hornblower; pay to the Corporation, and/or to any other person designated in such instruction, the proceeds received by the Agent from the sale of such Shares provided that the Corporation's counsel has confirmed in writing that a closing has taken place and that all conditions relating to the release of the funds have been met. Prior to the Termination Date, if the Agent receives any funds from the sale of Shares, it will promptly, upon written instructions signed by the Corporation and Hornblower, pay to the Corporation, and/or to any other person designated in such instruction, the proceeds received by the Agent from the sale of such Shares

3.2 All funds received by the Agent pursuant to the terms of this Escrow Agreement may be held in a bank money market account.

3.3 In the event that by the Termination Date the Agent still possesses funds (and such funds are cleared within fourteen (14) days of the Termination Date), and no closing on such funds has occurred, then the Agent shall, within 15 business days of the Termination date, return to the subscribers for the Shares the respective amounts which such subscribers have paid, without interest.

3.4 If no written instructions are received by the Agent from the Corporation and Hornblower relative to the admission of one or more subscribers to the Corporation within 14 days of the Termination Date, the Agent will return all subscriber funds to the subscribers, for which no written instructions were received, without interest.

3.5 If the Corporation or Hornblower reject any subscription for which the Agent has already collected funds, the Agent shall, within two (2) business days, issue a refund check to the rejected subscriber pursuant to written instructions signed by the Corporation and Hornblower. If the Corporation or Hornblower rejects any subscription for which the Agent has not yet received collected funds but has submitted the subscriber's check for collection, the Agent shall within two (2) business days, issue a check in the amount of the subscriber's check to the rejected subscriber after the Agent has cleared such funds. If the Agent has not yet submitted a rejected subscriber's check for collection, the Agent shall promptly remit the subscriber's check directly to the subscriber.

4. Exculpation and Indemnification of Agent:

4.1 The Agent shall have no duties or responsibilities other than those expressly set forth herein. The Agent shall have no duty to enforce any obligation of any person to make any payment or delivery, or to direct or cause any payment or delivery to be made, or to enforce any obligation of any person to perform any other act. The Agent shall be under no liability to the other parties hereto or to anyone else by reason of any failure on the part of any party hereto or any maker, guarantor, endorser or other signatory of any document or any other person to perform such person's obligations under such document. Except for amendments to this Agreement referred to below, and except for instructions given to the Agent by the Corporation relating to the escrow deposit under this Agreement, the Agent shall not be obligated to recognize any agreement between any and all of the persons referred to herein, notwithstanding that references thereto may be made herein and whether or not its has knowledge thereof.

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4.2 The Agent shall not be liable to the Corporation or to anyone else for any action taken or omitted by it, or any action suffered by it to be taken or omitted, in good faith and in the exercise of its own best judgment. The Agent may rely conclusively and shall be protected in acting upon any order, notice, demand, certificate, opinion or advice of counsel (including counsel chosen by the Agent), statement, instrument, report or other paper or document (not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and acceptability of any information therein contained), which is believed by the Agent to be genuine and to be signed or presented by the proper person or persons. The Agent shall not be bound by any notice or demand, or any waiver, modification, termination or rescission of this Agreement or any of the terms thereof, unless evidenced by a writing delivered to the Agent signed by the proper party and, if the duties or rights of the Agent are affected, unless it shall give its prior written consent thereto.

4.3 The Agent shall not be responsible for the sufficiency or accuracy of the form of, or the execution, validity, value or genuineness of, any document or property received, held or delivered by it hereunder, or of any signature or endorsement thereon, or for any lack of endorsement thereon, or for any description therein; nor shall the Agent be responsible or liable to the other parties hereto or to anyone else in any respect on account of the identity, authority or rights of the persons executing or delivering or purporting to execute or deliver any document or property of this Agreement. The Agent shall have no responsibility with respect of the use or application of any funds or other property paid or delivered by the Agent pursuant to the provisions hereof. The Agent shall not be liable to the Corporation or to anyone else for any loss which may be incurred by reason of any investment of any monies which it holds hereunder provided the Agent has complied with the provisions of Section 3.2 hereunder.

4.4 The Agent shall have the right to assume in the absence of written notice to the contrary from the proper person or persons that a fact or an event by reason of which an action would or might be taken by the Agent does not exist or has not occurred, without any action suffered by it to be taken or omitted, in good faith and in the exercise of its own best judgment, in reliance upon such assumption.

4.5 The Agent will be indemnified and held harmless by the Corporation from and against any and all expenses, including reasonable counsel fees and disbursements, or loss claim, or in connection with any claim or demand, which in any way, directly or indirectly arises out of or relates to this Agreement, the services of the Agent hereunder, the monies or other property held by it hereunder.

4.6 For the purposes hereof, the term "expense or loss" shall include all amounts paid or payable to satisfy any claim, demand or liability, or in settlement of any claim, demand, action, suit or proceeding settled with express written consent of Agent, and all costs and expenses, including, but not limited to, reasonable counsel fees and disbursements, paid or incurred in investigating, or defending against any such claim, demand, action, suit or proceeding.

5. Termination of Agreement and Resignation of Agent.

5.1 The Escrow Agreement shall terminate on the final disposition of the monies and property held in escrow hereunder, provided that the rights of the Agent and the obligations of the other parties hereto under Sections 4 and 7 shall survive the termination hereof.

5.2 The Agent may resign at any time and be discharged from its duties as Agent hereunder by giving the Corporation at least thirty (30) days written notice thereof. As soon as practicable after its resignation, the Agent shall turn over to a successor escrow agent appointed by the Corporation all monies and property held hereunder (less such amount as the Agent is entitled to retain pursuant to Section 7) upon presentation of the document appointing the new escrow agent and its acceptance thereof. If no new Agent is so appointed within

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the sixty (60)day period following such notice of resignation, the Agent may deposit the aforesaid monies and property with any court it deems appropriate.

6. Form of Payments by Agent.

6.1 Any payments by the Agent to subscribers or to persons other than the Corporation pursuant to the terms of this Agreement shall be made by check, payable to the order of each respective subscriber or other person.

6.2 All amounts referred to herein are expressed in United States Dollars and all payments by the Agent shall be made in such dollars.

7. Compensation of Agent. For services rendered, the Agent shall receive as compensation all interest income earned on the funds received pursuant to this Agreement. The Agent shall also be entitled to reimbursement from the Corporation for all expenses paid or incurred by it in the administration of its duties hereunder, including, but not limited to, all counsel, advisors' and Agents' fees and disbursements and all reasonable taxes or other governmental charges. It is anticipated that such disbursements shall not exceed $500 barring any unforeseen circumstances.

8. Notices. All notices, requests, demands and other communications provided for herein shall be in writing, shall be delivered by hand or by first-class mail, shall be deemed given when received and shall be addressed to the parties hereto at their respective addresses listed below or to such other persons or addressed as the relevant party shall designate as to itself from time to time in writing delivered in like manner.

If to the Corporation:

                           PTN Media, Inc.
                           313 North First Street
                           Suite 8B
                           Ann Arbor, MI 48103
                           Attention: Mr. Peter Klamka


If to the Agent:

                           American Stock Transfer & Trust Company
                           40 Wall Street
                           New York, NY 10005
                           Attention: Michael Karfunkle
                           Tel.#: 212-936-5100
                           Fax.#: 718-236-4588

If to Hornblower:

                           Hornblower & Weeks, Inc.
                           110 Wall Street, 21st Floor
                           New York, New York 10005
                           Attention: Eric Ellenhorn
                           Tel.#: 212-361-2266
                           Fax.#: 212-361-2273

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9. Further Assurances. From time to time on and after the date hereof, the
Corporation shall deliver or cause to be delivered to the Agent such further documents and instruments and shall do and cause to be done such further acts as the Agent shall reasonably request (it being understood that the Agent shall have no obligation to make any such requests) to carry out more effectively the provisions and purposes of this Agreement, to evidence compliance herewith or to assure itself that it is protected in acting hereunder.

10. Consent to Service of Process: The Corporation hereby irrevocably consents to the jurisdiction of the courts of the State of New York and of any federal court located in such State in connection with any action, suit or other proceeding arising out of or relating to this Agreement or any action taken or omitted hereunder, and waives personal service of any summons, complaint or other process and agrees that the service thereof may be made by certified or registered mail directed to the Corporation at its address for purposes of notices hereunder.

11. Miscellaneous.

11.1 If for any reason the escrow deposit is not received by the Agent as contemplated herein, the Corporation shall reimburse the Agent for all expenses, including reasonable counsel fees and disbursements paid or incurred by it in making preparations for providing the services contemplated hereby in an amount not to exceed $500.

11.2 This Agreement shall be construed without regard to any presumption or other rule requiring construction against the party causing such instrument to be drafted. The terms "hereby", "hereto", "hereunder", and any similar terms, as used in this Agreement refer to the Agreement in its entirety and not only to the particular portion of this Agreement where term is used. The word "person" shall mean any natural person, partnership, Corporation, government and any other form of business or legal entity. All words or terms used in this Agreement, regardless of the number or gender in which they are used, shall be deemed to include any other number and any other gender as the context may require. This Agreement shall not be admissible in evidence to construe the provisions of any prior agreements. The rule of ejusdem generis shall not be applicable herein to limit a general statement, which is followed by or referable to an enumeration of specific matters, to matters similar to the matters specifically mentioned.

11.3 This Agreement and the rights and obligations hereunder of the Corporation may be assigned by the Corporation only to a successor to the Corporation's entire business. This Agreement and the rights and obligations hereunder of the Agent may be assigned by the Agent only to a successor to its entire business. This Agreement shall be binding upon and inure to the benefit of each party's respective successors, heirs and permitted assigns. No other person shall acquire or have any rights under or by virtue of this Agreement. This Agreement may not be changed orally or modified, amended or supplemented without an express written agreement executed by the Agent, the Corporation and Hornblower. This Agreement is intended to be for the sole benefit of the parties hereto, and (subject to the provisions of this Section 11.3) their respective successors, heirs and assigns, and none of the provisions of this Agreement are intended to be, nor shall they be construed to be, for the benefit of any third person.

11.4 This Agreement Shall be governed by and construed in accordance with the internal laws of the State of New York. The representations and warranties contained in this Agreement shall survive the executive and delivery hereof and any investigations made by any party. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect any of the terms hereof.

12. Executions in Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which

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shall together constitute one of the same instrument. This Agreement shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signature of all the parties reflected hereon as the signatures.

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement on the day and year first above written.

                                        AMERICAN STOCK TRANSFER & TRUST COMPANY

                                        By: /s/ Herbert J. Lemmer
                                            ---------------------
                                        Name: Herbert J. Lemmer
                                        Title: Vice President

                                        PTN MEDIA, INC.
                                        By: /s/ Peter Klamka
                                            ----------------
                                        Name: Mr. Peter Klamka
                                        Title: President

                                        HORNBLOWER & WEEKS, INCORPORATED
                                        By: /s/ Eric Ellenhorn
                                            ------------------
                                        Name: Eric Ellenhorn
                                        Title: Chief Executive Officer